Investor Meetings August 2014 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, liquidity, results of operations, future performance and business of CNB Financial Corporation.
These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements”
provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,”
“potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,”
“should,” “would” and “could.” Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to: (i) changes in general business, industry or economic conditions or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) changes in interest rates; (v) higher than expected costs or other difficulties related to integration of combined or merged businesses; (vi)
the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions; (vii) changes in the quality or composition of our loan and investment portfolios;
(viii) adequacy of loan loss reserves; (ix) increased competition; (x) loss of certain key officers; (xi) continued
relationships with major customers; (xii) deposit attrition; (xiii) rapidly changing technology; (xiv) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xv) changes in the cost of funds, demand for loan products or demand for financial services; and (xvi) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on our financial position and our results of operations.
The forward-looking statements are based upon management’s beliefs and assumptions. Any forward-looking statement made herein speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

CNB Financial Overview

Source: SNL Financial and company data. Information and data as of June 30, 2014
CNB Financial is a full-service bank,
headquartered in Clearfield, PA, providing
services, including wealth and asset
management, to individuals, businesses,
governments, and institutional customers
As of June 30, 2014:
Operates 36 branches in North Central
Pennsylvania and Ohio through its principal
subsidiary, CNB Bank
CNB Bank is a regional independent
community bank operating:
NASDAQ-listed under the symbol “CCNE”
• Assets: $2.2 billion
• Loans: $1.3 billion
• Deposits: $1.9 billion
• 21 branches in North Central
Pennsylvania
• 7 full-service branches through
ERIEBANK, a division of CNB Bank
headquartered in Erie, PA
• 8 full-service branches through its
newest division FCBank,
headquartered in Bucyrus, Ohio
• Holiday Financial Services: Consumer
loan company with 12 offices

Strong Balance Sheet Growth
• Successfully closed on previously announced acquisition of FC Banc Corp. during the fourth quarter of 2013
• Loans of $1.3 billion at June 30, 2014 represent 33.1% growth over June 30, 2013, comprised of 25.2% from the FC acquisition and organic growth of 7.9%
• Deposits of $1.9 billion at June 30, 2014 represent 19.7% growth over June 30, 2013, which is primarily attributable to the FC Banc Corp. acquisition
Profitability
• Net income of $10.8 million for the six months ended June 20, 2014, up 48.8% from the first six months of
2013
• Return on assets of 1.01% and return on equity of 12.28%, as compared to 0.80% and 10.04% at June 30,
2013
• Net interest margin of 3.79%, up from 3.39% at June 30, 2013
Superior Asset Quality
• Nonperforming assets to total assets of 0.62%
• Net charge-offs to average loans of 0.21%
• Allowance for loan losses to loans of 1.33%
Capital
• Tangible common equity to tangible assets of 6.87%*
• Leverage ratio of 8.13%
• Tier 1 Risk Based Ratio of 12.83%
• Total Risk Based Capital Ratio of 14.07%
Financial Highlights – YTD 2014

Note: Financial data as of or for the six months ended June 30, 2014
*Please see the Appendix for a reconciliation of non-GAAP financial information.

2014 Initiatives
Opened a CNB Bank loan production office in Blair County, PA in April
Opened a FCBank full-service branch in Dublin, OH in July
Construction of new ERIEBANK full-service branch in Erie, PA that is scheduled to open prior to the end of 2014

ERIEBANK®
A division of CNB Bank

CNB® BANK
The way banking should be.

FCBANK™

CNB®
FINANCIAL CORPORATION

History of CNB Financial

1865 1934 1984 2005 2006 2008 2009 2010 2013
1865:
County
National Bank
of Clearfield
established
1934:
Reorganizes
through a stock
offering to existing
depositors
1984:
Forms CNB
Financial Corporation
holding company
2005:
ERIEBANK is
formed
2005:
Purchases assets
of Holiday Consumer
Discount Company and
forms Holiday Financial
Services Corporation
2006:
Conversion
to a state banking
charter
2010:
Joseph Bower
becomes CEO after
retirement of William
Falger
2008-2009:
Receives
approval to raise $21
million  via TARP;
CNB chooses not to
participate
2010: Capital
raise of $34.5
million
2013:
Acquisition of
FC Banc Corp.
headquartered
in Bucyrus,
Ohio with $360
million in
assets

ERIEBANK, a division of CNB Bank, was created de novo in 2005 7 At June 30, 2014: Seven branches $396 million in loans $603 million in deposits

Expansion into Ohio
• The acquisition of FC Banc Corp., which closed in the
fourth quarter of 2013, expanded CNB’s  geographic
footprint into Central Ohio with meaningful size and
scale
– Entry into 5 new markets, similar to those that CNB currently serves, with dominant market share position
– $360 million in total assets; $248 million in loans; and $332 million in deposits as of
October 11, 2013
• Opportunity to replicate CNB’s already successful ERIEBANK model in a market conducive to CNB’s business plan
• Significant opportunity for both organic and strategic growth going forward
• Significant accretion to EPS expected in the first full combined year without significant TBV dilution
– 5.4% EPS accretion expected in first full year with TBV dilution earned back by the end of 2014

CNB’s Experienced Management Team
Years at Years in
Executive Title CCNE Industry
Joseph B. Bower Jr. President & Chief Executive Officer 17 21
Richard L. Greslick Jr. EVP / Chief Operating Officer & Secretary 16 16
Joseph E. Dell Jr. SVP / Chief Lending Officer 1 30
Mark D. Breakey EVP / Chief Credit Officer 23 29
Brian W. Wingard SVP / Chief Financial Officer & Treasurer 6 6
Vincent C. Turiano SVP / Operations 5 41
Leanne D. Kasseb SVP / Marketing 18 20
Mary Ann Conaway SVP / Human Resources 32 32
David J. Zimmer President of ERIEBANK 9 30
J. Andrew Dale President of FC Bank 1 27

CNB Stock Price Performance Since its follow-on offering in 2010, CNB has outperformed the NASDAQ Bank Index Source: SNL Financial. Price change from 6/14/10 to 7/15/14 10

Strong Organic Loan and Deposit Growth

Strong organic loan and deposit growth
through the financial crisis and recession
Fundamental focus on originating loans
in-market and funding with local, low-cost
core deposits while maintaining asset
quality
The Bank strives to be more customer-
driven than its competitors and builds
long-term customer relationships by
being reliable and competitively priced
Loans and deposits at June 30, 2014 are
relatively flat compared to year-end 2013
Loan and deposit growth for the first six
months of 2014 was 2.35% and 1.81%,
respectively, within CNB’s historical
markets
Loans and deposits acquired from FC
Banc Corp. have run off 4.81% and
3.55%, respectively, since December 31,
2013, within our expectations
During the next 12 months, CNB
anticipates moderate loan and deposit
growth across all of its markets
Total Loans
Total Deposits

0 0
0 0
Residential
Mortgage
36.4%
Commercial
Real Estate
26.1%
C&I
32.2%
Consumer
5.3%
6/30/14
Diversified Loan Portfolio
0 0
0.00 0
Residential
Mortgage
33.2%
Commercial
Real Estate
26.8%
C&I
32.4%
Consumer
7.6%
12/31/10
$795 million
6.43% yield
$1.3 billion
5.31% yield

0 0
0.00 0
Non-
interest
Bearing
12.2%
MMDA &
Savings
77.0%
Retail CDs
6.2%
Jumbo CDs
4.6%
6/30/14
Attractive Deposit Mix
$1.2 billion
1.42% cost of deposits
$1.9 billion
0.52% cost of deposits
0 0
0.00 0
Non-
interest
Bearing
12.1%
MMDA &
Savings
56.1%
Retail CDs
17.5%
Jumbo CDs
14.2%
12/31/10

Deposit Market Share
Source:  SNL Financial. Deposit market share as of June 30, 2013
CNB Growth Market Growth
Market Rank
# of
Branches
CNB
Deposits
($000)
CNB
Deposit
Market
Share (%)
Year
over
Year (%)
5-Year
CAGR
(%)
Total
Deposits in
Market
($000)
Year over
Year (%)
5-Year
CAGR (%)
Clearfield, PA 1 11 449,038 33.96 3.26 2.52 1,322,107 0.06 0.19
Erie, PA 5 4 426,736 10.09 6.13 51.94 4,228,343 3.57 5.56
Elk, PA 2 4 165,653 24.09 3.34 11.21 687,547 2.05 1.29
Crawford, OH 2 2 132,660 17.81 6.93 5.52 744,874 0.46 1.20
Crawford, PA 5 2 124,153 10.17 39.24 - 1,220,579 4.25 2.68
Mc Kean, PA 3 3 122,177 14.73 3.55 10.75 829,566 2.69 4.91
Franklin, OH 17 2 111,671 0.26 0.47 23.97 42,412,438 6.91 10.37
Centre, PA 9 1 84,641 3.16 7.94 11.64 2,680,576 7.21 7.26
Jefferson, PA 5 1 60,432 6.79 0.54 11.50 890,119 (1.18) 1.29
Warren, PA 4 1 59,694 7.03 (3.01) 33.49 848,819 5.83 4.70
Cambria, PA 10 1 51,717 1.87 0.87 6.33 2,770,851 (0.21) 2.47
Knox, OH 6 1 36,705 4.98 5.30 12.63 736,557 2.55 3.39
Morrow, OH 4 1 32,294 16.34 1.23 7.16 197,582 3.78 2.29
Richland, OH 13 1 10,753 0.63 10.32 - 1,705,766 (2.10) 1.43
Holmes, OH 9 1 2,880 0.39 - - 730,505 3.50 6.27
Indiana, PA 9 1 2,645 0.11 - - 2,436,997 20.10 4.62
Total 37 1,873,849 2.91 6.02 14.83 64,443,226 5.93 7.82

Improved Profitability
* Note 2013 full year net income includes one-time merger costs related to the acquisition of FC
Banc Corp

0 0
0 0
$5,235
$8,512
$11,316
$15,104
$17,136
$16,679
$10,783
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y* 2014 YTD
Net Income
5-Year
CAGR
+27.7%
0 0
0 0
0.55
0.79
0.87
1.00 1.00
0.88
1.01
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014 YTD
ROAA
0 0
0 0
$0.61
$0.98
$1.06
$1.23
$1.38
$1.29
$0.75
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y* 2014 YTD
Diluted EPS
5-Year
CAGR
+16.2%
0 0
0 0
64.83
59.91
58.54
54.96
53.67
58.19 58.16
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014 YTD
Efficiency Ratio

Stable Net Interest Margin

0 0
0 0
4.33
4.00
3.65
3.59
3.49
3.47
3.79
6.74
5.86
5.22
4.80
4.35
4.15
4.40
2.64
2.07
1.78
1.44
1.08
0.79
0.71
0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014 YTD
Net Interest Margin Yield on Interest Earning Assets
Cost of Interest Bearing Liabilities

Superior Asset Quality
Source: SNL Financial. NPAs excluded restructured loans. Texas ratio defined as NPA & Loans 90+/
Tangible Common Equity* + Allowance for Loan Losses.
* Please see the Appendix for a reconciliation of non-GAAP financial information

0 0
0 0
0.42
1.17
0.93
1.09
0.85
0.62 0.62
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y Jun-14
NPAs/Assets
0 0
0 0
0.28
0.49
0.56
0.38
0.55
0.38
0.21
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014 YTD
NCOs/Average Loans
0 0
0 0
1.29
1.37
1.35
1.48
1.51
1.25
1.33
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y Jun-14
Allowance for Loan Losses/
Gross Loans
0 0
0 0
7.06
20.30
14.82
18.85
16.90
8.64
8.18
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y Jun-14
Texas Ratio

Strong Capital Levels

* Please see the Appendix for a reconciliation of non-GAAP financial information.
0 0
0 0
5.12 5.08
7.05
7.61 7.63
6.34
6.87
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y Jun-14
Tangible Common
Equity/Tangible Assets*
0 0
0 0
8.40
7.87
8.81
8.22
8.06
7.96
8.13
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y Jun-14
Leverage Ratio
0 0
0 0
10.80
10.70
14.13
13.89
14.03
12.51
12.83
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y Jun-14
Tier 1 Risk Based Ratio
0 0
0 0
12.00 11.95
15.38
15.14
15.28
13.72
14.07
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y Jun-14
Total Risk Based Ratio

CNB’s Growth Strategy
Organic / De Novo Growth Strategy Acquisition Strategy
Expand our presence into new
markets that fit our business
model (i.e. FCBank)
Bring significant talent

FCBank market provides for organic
growth through new offices and
additional lenders
ERIEBANK growth continues to be
strong
Continue to open loan production
offices to fill-in our markets
M&A is not a priority in our growth
strategy; however, we will remain
opportunistic and would consider a
transaction that would:

Appendix 20

Non-GAAP Financial Reconciliation
Tangible common equity to tangible assets is a non-GAAP financial measure calculated using GAAP amounts. Tangible common equity is calculated by excluding the balance of goodwill and other intangible assets from the calculation of shareholders’ equity. Tangible assets is calculated by excluding the balance of goodwill and other intangible assets from the calculation of total assets. CNB believes that this non-GAAP financial measure provides information to investors that is useful in understanding our financial condition. Because not all companies use the same calculations of tangible common equity and tangible assets, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of this non-GAAP financial measure is provided below.

Year ended December 31,
($ in thousands) 2008 2009 2010 2011 2012 2013 June 30, 2014
Total Shareholders' Equity $62,467 $69,409 $109,645 $131,889 $145,364 $164,911 $177,186
Less Goodwill 10,821        10,821      10,821      10,821      10,946      27,194      27,194
Less Other Intangible Assets 185             85             -            -            -            4,583        3,979
Tangible Common Equity $51,461 $58,503 $98,824 $121,068 $134,418 $133,134 $146,013
Total Assets $1,016,518 $1,161,591 $1,413,511 $1,602,207 $1,773,079 $2,131,289 $2,156,665
Less Goodwill 10,821        10,821      10,821      10,821      10,946      27,194      27,194
Less Other Intangible Assets 185             85             -            -            -            4,583        3,979
Tangible Assets $1,005,512 $1,150,685 $1,402,690 $1,591,386 $1,762,133 $2,099,512 $2,125,492
Total Shareholders' Equity / Total Assets 6.15% 5.98% 7.76% 8.23% 8.20% 7.74% 8.22%
Tangible Common Equity / Tangible Assets 5.12% 5.08% 7.05% 7.61% 7.63% 6.34% 6.87%